GUARANTY AGREEMENT

     In consideration of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by the undersigned, and the agreement of SENTINEL TRUST COMPANY, a Tennessee trust company having its principal trust office at 8122 Sawyer Brown Road, Suite 201, Nashville, Tennessee 37221-0558 (hereinafter referred to as "Trustee"), to act as Trustee under that certain Trust
Indenture, dated as of December 1, 1997, between Development Authority of Rockdale County (the "Issuer") and the Trustee (the "Indenture") for the $8,500,000 Development Authority of Rockdale County First Mortgage Revenue
Bonds (Conyers Retirement, L.P. Project), Convertible  Series 1997A (the
"Series 1997A Bonds") and $500,000 Development Authority of Rockdale County First Mortgage Revenue Bonds (Conyers Retirement, L.P. Project), Taxable
Series 1997B (the "Series 1997B Bonds") (the Series 1997A Bonds and Series
1997B Bonds are referred to hereinafter collectively as the "Series 1997 Bonds") for the benefit of Conyers Retirement, L.P., a Georgia limited partnership (the "Borrower"), the undersigned, NewCare Health Corporation, a Nevada corporation authorized to do business in the State of Georgia (the "Guarantor") unconditionally and irrevocably guarantees to the Issuer and to the Trustee the prompt payment and performance according to their terms of all of the Obligations (as herein defined) and does agree that if the Obligations will immediately do so. This instrument is hereinafter referred to as the "guaranty."

     The term "Obligations" as used herein means all obligations of the Borrower to Issuer and Trustee now existing or hereafter coming into existence, whether now or hereafter owned by Issuer or Trustee, including without limitation any and all (i) obligations of the Borrower arising from, by reason of, or in any way relating to the Loan Agreement (the "Agreement"), dated as of December 1, 1997, between Issuer and Borrower, or any of the other financing documents as referred to in the Agreement, including, but not limited to, the indemnification provision of Section 5.2 of the Agreement, together with any and all reasonable costs or expenses (including, without limitation, attorneys' fees and expenses) which may be paid or incurred by the Issuer, the Trustee or the Bondholders (defined in the Indenture) in pursuing the remedies under the Indenture or in collecting any or all of the foregoing, (ii) obligations of the Borrower to Issuer or Trustee arising from, by reason of, or in any way relating to any other loan agreement, security agreement, security deed, other security instrument, or any promissory note executed by (whether alone or together with another or others) in favor of
Issuer or Trustee or any loan or advance by Issuer or Trustee to the Borrower under or in connection with any of the foregoing, (ii) other indebtedness now or hereafter owing by the Borrower to Issuer or Trustee, however evidenced or created, whether direct, indirect or by way of assignment, whether joint or several, absolute or contingent, or due or to become due, and (iv) renewals, extensions or modifications, in whole or in part, of any of the foregoing.

     This guaranty shall be effective regardless of the solvency or insolvency of the Borrower, the dissolution of the Borrower, the institution by or against the Borrower of any proceeding under the Federal Bankruptcy Code, any reorganization, merger or consolidation of the Borrower, or any change in the ownership, composition or nature of the Borrower.

     In the event any proceeding is instituted by or against the Borrower under the Federal Bankruptcy Code or any other bankruptcy, insolvency or moratorium law, as between the undersigned and Issuer or Trustee, all of the obligations shall be immediately due and payable, without notice or demand of any kind, and the undersigned agrees immediately to pay the Obligations in full, irrespective of whether the Obligations can be accelerated against the Borrower and irrespective of any right which the Borrower may have under any bankruptcy, insolvency or moratorium law to cure defaults and reinstate the maturities of the Obligations.

     The undersigned hereby consents and agrees that Issuer or Trustee may at any time, either with or without consideration, surrender any property or other security of any kind or nature whatsoever held by it, or by any person, firm or corporation on its behalf or for its account, securing any of the Obligations or substitute any collateral so held by it for other collateral of like kind or of any kind without notice to or further consent from the undersigned, and such surrender or substitution shall not in any way affect the liability of the undersigned hereunder.

     Payment by the Guarantor under this guaranty shall be due and payable upon notice ("Notice of Nonpayment") from the Trustee, by telex, fax or telegram, that the Borrower has failed to deposit the funds required for payment of principal, interest, or premium, if any, due and payable on the Bonds in accordance with the Agreement.

     The Guarantor covenants that so long as the guaranty is in effect, it will maintain its existence and will not merge or consolidate with any other corporation or sell or otherwise dispose of all or substantially all of its assets; provided that the Guarantor may, subject to the approval of the Issuer, merger or consolidate with another corporation or other business entity all or substantially all of its assets as an entirety and thereafter dissolve, provided any surviving, resulting or transferee entity (i) is authorized to do business in the State of Georgia, (ii) is a domestic corporation, partnership or other entity, or, if a natural person, is a resident of the United States of America,
(iii) assumes in writing all of the obligations of the Guarantor under this guaranty and (iv) has net worth (as certified by a certified public accountant after giving effect to such transaction) at least equal to that of the Guarantor immediately prior to such transaction; and provided further that the Guarantor may merge other entities into it without the consent of the Issuer so long as requirements (I), (ii) and (iv) above of this paragraph are satisfied.

     Failure by Issuer or Trustee to give the undersigned (i) notice of the creation of any of the Obligations, (ii) notice of nonpayment or default by the
Borrower under any of the Obligations or under any agreement now or hereafter existing between Issuer or Trustee and the Borrower, (iii) notice of presentment,
(iv) demand, (v) notice of dishonor , (vi) protest, (vii) notice of acceptance of this guaranty or of the creation or extension or renewal of any Obligation, or (viii) any other notice whatsoever shall not affect or impair, or release the undersigned from its liability under, this guaranty. The undersigned further agrees that no modification of any of the Obligations, and that no waiver, extension, renewal, indulgence, settlement, compromise or failure to exercise due diligence in collection, for any period or periods, whether or not longer than the original period, or any substitution or release of any other person directly or indirectly liable for any of the obligations, including without limitation any other guarantor of the Obligations, shall affect or impair, or release the undersigned for its liability under, this guaranty.

     Guarantor acknowledges that the Trustee is not required, as a precondition to the enforcement of this guaranty, to seek payment of the Obligations from any other elements of security described in the Indenture and/or the Agreement, and that the Trustee may satisfy the payment of the Obligations directly from the
Guarantor pursuant to the terms of this guaranty in the event of non-payment by the Borrower of such Obligations.

     This guaranty is absolute and unconditional and irrevocable and shall remain in full force and effect until such time as all of the Obligations have been paid or performed in full, and this guaranty is binding upon the Guarantor and its successors and assigns.

     The obligations of Guarantor hereunder shall be absolute, unconditional, and irrevocable without regard to the validity, legality or enforceability of the
Agreement, the Indenture, the Series 1997 Bonds or any other instrument delivered under or in connection with any of the foregoing, or any other circumstances which might otherwise constitute a legal or equitable discharge of a surety or guarantor, it being agreed that the obligations of Guarantor hereunder shall not be discharged except by final payment in full as herein provided or fulfillment of all of the Obligations.

     In the event any claim hereunder is referred to an attorney-at-law for collection, the undersigned shall be liable to Issuer and Trustee for all costs of collection including reasonable attorneys' fees actually incurred.

     The undersigned agrees that no act or omission on the part of Issuer or Trustee shall in any way affect or impair this guaranty.

     The liability of the undersigned hereunder is primary, and Issuer or Trustee may proceed against the undersigned hereunder without first proceeding against the Borrower, or any other person (including, without limitation and other guarantor of the Obligations) primarily or secondarily liable on any of the
Obligations, or any collateral securing any of the Obligations.

     Whenever Issuer or Trustee in good faith believes that the prospect of payment of any of the Obligations is impaired, Issuer or Trustee, without notice or demand of any kind, may hold and set off against such Obligations (whether matured or unmatured) as Issuer and Trustee may elect, any balance or amount to the credit of the undersigned in any deposit, agency, reserve, holdback or other account of any nature whatsoever maintained by or on behalf of the undersigned with Issuer or Trustee at any of their offices, regardless of whether such accounts are individual or joint.

     Guarantor hereby assents to all of the terms of the Agreement, the Indenture and the Bonds and hereby waivers the right to require application in respect of the property of the Borrower and waives any right to require that any resort be had by the Trustee to any security held for payment of the Obligations or to any balance of any deposit account or credit on the books of the Trustee in favor of the Borrower or any other person; and waives notice of acceptance of its guarantee hereunder, presentment, demand, protest, notice of the occurrence of an event of default under the Agreement, the Indenture or the Bonds or any or all of the Obligations, other than notice of nonpayment, and promptness in making any claim or demand hereunder, it being the intention of Guarantor that no act or omission of any kind shall in any way affect or impair its guarantee or its payment obligations.

     This guaranty is subject to all the terms, conditions, agreement, and stipulations contained in any agreements, deeds, notes, instruments or other documents evidencing the Obligations, and the undersigned agrees that the terms, conditions and provisions of such agreements, deeds, notes, instruments or other documents shall, simultaneously with their execution, become a part of this guaranty.

     Guarantor will not exercise any rights which it may have acquired by way of subrogation under this guaranty, by any payment made hereunder or otherwise, unless and until all the Obligations shall have been paid in full, and if any payment shall be made to Guarantor on account of such subrogation rights at any time when all the Obligations shall not have been paid in full, each and every amount so paid will be forthwith paid to the Trustee to be credited and applied to any of the Obligations, whether matured or unmatured, in accordance with the terms of the Indenture.

     This guaranty is a continuing guarantee of payment and not of collection and (i) shall remain in full force and effect until payment of the Obligations,
(ii) shall be binding upon Guarantor, its successors and assigns, but Guarantor may not assign or transfer its rights or obligations hereunder and (iii) shall inure to the benefit of, and be enforceable by, the Issuer, the Trustee and their respective successors and assigns under the Indenture and the Agreement, and the registered Bondholders (defined in the Indenture) in accordance with the provisions of the Indenture.

     Each payment by the Guarantor hereunder shall reduce pro tanto the Obligations which the Guarantor is obliged to pay hereunder. Notwithstanding anything to the contrary, any payment by the Borrower of principal of, any premium, if any, or interest on the Bonds (which payment shall not be the subject of a claim or dispute by any third party) shall eliminate a corresponding obligation of the Guarantor to make the same payment.

     If at any time any provision hereof is or becomes invalid, illegal or unenforceable in any respect under the law of any jurisdiction, neither the validity, legality or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

     This guaranty and all instruments delivered hereunder shall be construed and governed in accordance with the laws of the State of Georgia. Guarantor hereby (a) consents and submits to the nonexclusive jurisdiction of, and consents to any suit, legal action or proceedings with respect to this guaranty being, at the option of the Issuer or the Trustee, brought by the Issuer or the Trustee in any state or federal court sitting in the State of Georgia; and (b) consents to any such suit, legal action or proceeding being brought in the courts of whatever jurisdiction the Issuer may select to execute or otherwise to enforce any judgment for beach of this guaranty obtained against Guarantor or any of its undertakings, property or assets.

     The obligations of the Guarantor set forth in this guaranty shall terminate, and this guaranty shall be of no further force or effect upon final payment in full as herein provided or fulfillment of all of the Obligations.

     This guaranty shall cover all Obligations to Issuer or Trustee purporting to be made on behalf of the Borrower by any officer or agent of the Borrower without regard to the actual authority of such officer or agent or whether or not the Borrower is legally or properly organized.

     The words "Issuer" or "Trustee" as herein used shall include transferees, assigns and successors of Issuer or Trustee, and all rights of Issuer and Trustee hereunder shall inure to the benefit of their respective transferees, successors and assigns.

     Words importing the singular number hereunder shall include the plural number and vice versa, and any pronouns used herein shall be deemed to cover all genders. The term "person" as used herein means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated association or government or any agency or political subdivision thereof.

     Wherever possible, each provision of this guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this guaranty shall be prohibited by or invalid under applicable law, such provision shall be ineffective only the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining of this guaranty.

     SIGNED, SEALED AND DELIVERED as of the 1st day of December, 1997.

                                     NEWCARE HEALTH CORPORATION

                                     By:  /s/ Ashok Dalal
                                          President

                                     Attest:  Philip M. Rees
                                              Secretary